SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
NOTE 18 -- SUBSEQUENT EVENTS

In accordance with applicable accounting standards for the disclosure of events that occur after the balance sheet date but before the financial statements are issued, all events or transactions that occurred after December 31, 2011are outlined below:

In January of 2012, the Company relocated the headquarters of WCI from Fort Lauderdale Florida to the Company's principal executive office in Fort Worth, Texas.  WCI's inventory was also relocated from Pac Source, LLC in Rochester NY to a facility in Fort Worth, Texas.

On January 19, 2012 the Company elected to prepay the July 13 convertible promissory note according to the terms of the note agreement at an amount equal to 175% multiplied by the sum of the outstanding principal amount and all accrued and unpaid interest.  The resulting payment of $71,639 was recorded as a reduction of $40,000 of principal due, $1,613 accrued interest and $30,026 in prepayment fees.

On January 25, 2012, 164,286 shares of Common Stock valued at $100,214 when issued in the first quarter of 2011 for prepaid advertising were cancelled and returned to the Company after the advertising company was unable to complete the contract.

On February 23, 2012 the Company elected to prepay the August 18 convertible promissory note according to the terms of the note agreement at an amount equal to 175% multiplied by the sum of the outstanding principal amount and all accrued and unpaid interest.  The resulting payment of $89,505 was recorded as a reduction of $50,000 of principal due, $1,677 accrued interest and $37,828 in prepayment fees.

On January 28, 2012 the Company made payment in the amount of $122,223 to the IRS for the balance due for payroll tax liabilities from 2004-2005.   Approximately $116,075 was applied to the outstanding tax liability while the remaining balance was applied to related fees and interest.  As of the date of this filing the Company is in the process of settling the remaining obligation of approximately $215,155 related to fees and interest and the final amount due will be subject to negotiations with the IRS.

On February 9, 2012, Steven W. Evans informed the Company that because of time constraints affecting his ability to perform his duties as a director, he would be resigning as a member of the Company's Board of Directors.  His resignation is effective as of the same date.

In February and March of 2012, the Company executed four convertible notes payable in the aggregate principal amount of $375,000.  The notes, convertible into Common Stock at $0.19 per share, have maturity dates ranging from March 31, 2012 to June 30, 2012.  As of March 31, 2012 two notes in the combined principal amount of $250,000 are past due.

On March 20, 2012, the Company, Juventas, and certain other parties entered into a Settlement Agreement and Mutual Release (the "Settlement Agreement"), pursuant to which the Juventas Agreements (see Note 6 "Other Significant Transactions") were effectively terminated and all amounts owed and other claims thereunder were settled as more specifically set forth therein. As the result of the Settlement Agreement, the Company has reacquired its North American distribution rights, as well as the rights under certain sub-distribution agreements entered into by Juventas in respect of WCI's CellerateRX Powder product.

In connection with the Settlement Agreement, the Company, WCI, and certain of their affiliates (collectively, the "Company Parties"), issued to Juventas a Secured Promissory Note in the principal amount of $930,000.  The Company Parties also entered into a security agreement with Juventas pursuant to which the note was secured by all inventory of the Company Parties (together with any proceeds of such inventory), and certain affiliates of the Company entered into guaranty agreements with Juventas with respect to amounts owed under the note.

On March 20, 2012, Scott A. Haire resigned as the Company's Chief Executive Officer and Chairman of the Board, and Deborah J. Hutchinson resigned as the Company's President. Both Mr. Haire and Ms. Hutchinson will continue to serve as directors of the Company, and Mr. Haire will also continue to serve as the Company's Chief Financial Officer.

Also on March 20, 2012, Robert Lutz, Jr., was appointed to fill the remaining vacancy on the Company's Board of Directors, and to serve as the Chairman of the Board and as the Company's President and Chief Executive Officer. He also currently serves as the President of R.L. Investments Inc. and Lutz Investments LP. From May 1994 to March 31, 2000, he served as the Chairman and Chief Executive Officer of AMRESCO, Inc., and prior to that, served as the President and Chief Operating Officer of Balcor/Allegiance Realty Group, a subsidiary of the American Express Company. Mr. Lutz has extensive management and leadership experience with both public and private companies, including subsidiaries of Liberty Corp, American Express and AMRESCO. He has been an Independent Director of Felcor Lodging Trust Inc., a General Partner of Felcor Lodging LP (a publicly-traded REIT) since July 1998. He serves as a Trustee of Urban Land Institute. He served as a Trust Manager of AMRESCO Capital Trust since 1998. Mr. Lutz served as a Director of Bristol Hotel Company from December 1995 to its merger into Felcor Lodging Trust Inc. in July 1998.

On March 27, 2012, the Company issued convertible debentures in the principal amount of $400,000.  The debentures, which mature on March 27, 2015, accrue interest at 6% per annum and are convertible into shares of the Company's common stock at a conversion price equal to seventy percent (70%) of the lowest closing bid price per share for the twenty trading days immediately preceding the date of conversion.  The Company also issued the lender 200,000 shares of common stock related to the debentures.

In March of 2012, the Company paid the $500,000 related party note payable in full.

On April 2, 2012 the Board of Directors adopted a Code of Ethics ("the Code") that applies to all Company directors, officers, and employees.  The Code incorporates guidelines designed to deter wrongdoing, to promote honest and ethical conduct, compliance with applicable laws, regulations and disclosure requirements, prompt internal reporting of Code violations and accountability for Code adherence.  A copy of the Code is available, free of charge, on our website http://woundmanagementtechnologies.com under the "Executive Team" page.

The Company has evaluated subsequent events from the balance sheet date through the date of this filing.